Investor Presentation November 2018 NYSE: LBRT www.LibertyFrac.com

IMPORTANT DISCLOSURES FORWARD LOOKING STATEMENTS  The information in this presentation includes “forward‐looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty  Oilfield Services Inc.’s (“Liberty” or the “Company”) strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of  management are forward‐looking statements. When used in this presentation, the words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar  expressions are intended to identify forward‐looking statements, although not all forward‐looking statements contain such identifying words. These forward‐looking statements are  based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.  Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward‐looking statements, all of which are expressly qualified by the statements in this  section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward‐looking statements are subject to all of the risks and  uncertainties incident to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, a  decline in demand for the Company’s services, capital spending by the oil and natural gas industry, hydrocarbon price volatility, competition within our service industry, reliance on a  limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities, cash  flow and access to capital and the timing of capital expenditures and other risks, uncertainties and assumptions that are disclosed from time to time in Liberty’s filings with the  Securities and Exchange Commission. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Liberty’s  actual results and plans could differ materially from those expressed in any forward‐looking statements. INDUSTRY AND MARKET DATA  This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent  industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its review  of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information and  cannot guarantee its accuracy and completeness. EBITDA, ADJUSTED EBITDA AND ROCE Liberty uses EBITDA, Adjusted EBITDA, and Pre‐Tax Return on Capital Employed (“ROCE”), financial and operational measures that are not presented in accordance with U.S. generally  accepted accounting principles (“GAAP”), in this presentation. EBITDA, Adjusted EBITDA, and ROCE are used as supplemental non‐GAAP financial and operational measures by  Liberty’s management and by external users of Liberty’s financial statements, such as industry analysts, investors, lenders and rating agencies. Liberty believes EBITDA, Adjusted  EBITDA, and ROCE are useful to external users of its consolidated and combined financial statements, such as industry analysts, investors, lenders and rating agencies because it allows  them to compare its operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense), asset base  (such as depreciation and amortization) and other items that impact the comparability of financial results from period to period. Liberty management believes EBITDA, Adjusted  EBITDA, and ROCE provide useful information regarding the factors and trends affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net  income (loss) before interest expense, income taxes, depreciation and amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as new  fleet or new basin start‐up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, bad debt reserves and non‐recurring expenses that  management does not consider in assessing ongoing performance. Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts  can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the  assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a  company’s cost of capital and tax structure, as well as historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net  income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by  operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Liberty defines ROCE as the ratio of pre‐tax net income for the prior  twelve month period to the simple average of total capital employed as of the beginning and end of such period. You should not consider EBITDA, Adjusted EBITDA or ROCE in isolation  or as a substitute for an analysis of Liberty’s results as reported under GAAP. Because EBITDA, Adjusted EBITDA, and ROCE may be defined differently by other companies in Liberty’s  industry, Liberty’s computations of EBITDA, Adjusted EBITDA, and ROCE may not be comparable to other similarly titled measures of other companies, thereby diminishing its utility.  Please see slides 22 and 23 for a reconciliation and calculation of the non‐GAAP measures EBITDA, Adjusted EBITDA, and ROCE to the most directly comparable financial measures  calculated in accordance with GAAP. 2 2

Liberty Snapshot Liberty: The Facts Williston • Market leading, returns–focused provider of  Basin hydraulic fracturing services with  demonstrably superior financial performance Powder River Basin 13 Fleets • Relentless pursuit of efficiency driven by: • Differentiated technology DJ • Exceptional operations and equipment Basin • Dedicated, incentivized, long‐term  employees  • Diversified footprint across liquids‐rich basins  9 Fleets Permian in the US Basin Eagle Ford • Focused solely on hydraulic fracturing • 22 Frac Fleets • Fleets 23 and 24 expected to be  deployed in H1 2019 Fleet Deployment – Q3 2018 3

Shale Revolution and Role of Liberty Principals


Mbbl/d
12,000
10,000
8,000
6,000
4,000
2,000
0
100 Years of US Oil Production
Shale Oil
1920
1930
1940
1950
1960
1970
1980
1990
2000
2010
U.S. Field Production of Crude Oil

- **Technological innovations in hydraulic fracturing, horizontal drilling and well completions starting in the late 1990's launched the Shale Revolution that has transformed world energy markets**
- **Shale Revolution doubled US oil production; turned US into net natural gas exporter; and made the US by far the world's largest oil and gas producer**
- **The Frac industry has been transformed: from 2M HHP to 20M HHP in 15 years. Technology and efficiency are now the keys to Frac success.**

Liberty principals have been pioneers of the shale revolution from the start

Selected Technical Publications & Presentations

- Proppants? We Don't Need No Stinking Proppants – SPE paper 38611
- Cotton Valley JIP and Mounds Drill Cuttings Injection Project – SPE 63034 and 63032
- Fracture Diagnostics Proliferation – SPE 39919, 46194, 40014
- Two Fracture Model Calibration Cycles – SPE 15069, 18194 and 49044 and 96080
- The Frac that Changed Everything – SPE 77441 and SPE 90051
- Breaking Up Is Hard To Do – SPE 163827 and 166479
- The American Shale Revolution – British House of Lords testimony and other presentations
- MVA with Fraconomics $/BOE Minimization Approach – SPE 187254

Measuring, understanding and modeling fracs in tight reservoirs

Understanding commercial shale gas & oil development and optimization

4

Where we play – Hydraulic Fracturing • Frac enables production from  unconventional reservoirs  • Largest single component of  well capital spend • Total Projected 2018 Lower  48 Drilling and Completion  Capex Spend1: $90 Billion  Breakdown of Avg. D&C Well Spend2 Other 22% Frac 42% Drilling 36% (1) Source: Coras Research (2) Source: Jefferies Research 5

Frac Demand is Strong – Lower 48

Increased Intensity Increases HHP Requirement[1]



300%
250%
200%
150%
100%
50%
0%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Liberty Proppant Pumped Growth vs Industry[1]



2000%
1800%
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Total Proppant Pumped (HHP Proxy) — Horizontal Wells Completed — Avg Proppant per Well — Liberty – Proppant Pumped

Frac Intensity (proppant) Increases per well
Increased demand for Frac Fleets above well count #

Liberty Executes Rapid Growth
4 fleets in 1Q14 to 22 fleets in 3Q18

(1) Source: Coras Research

6

Returns‐Focused Company Pre‐Tax Return on Capital Employed (ROCE)(1) ‐LTM 3Q18 Superior Returns  on Capital Meticulous Focus  on Frac and Frac  Only Highly Profitable  Operating  Structure Disciplined  Capital  Investment Industry Comparables Liberty has the Highest Pre‐Tax Returns on Capital Employed compared to Peer Group Source: Public Filings (1) Pre‐Tax Return on Capital Employed (ROCE) is defined as the ratio of LTM 3Q2018 Pre‐Tax Net Income to the annual average Total Debt and Shareholders’ Equity from 3Q 2017 – 3Q 2018.  See Slide 23 for a detailed  calculation for LBRT. (2) Pumpers include: CFW, CJ, FRAC, PTEN, PUMP, RES; Large Caps include HAL, SLB. Excludes companies with negative Shareholders’ Equity 7

Strong Returns on Capital from Day One Cash Return on Capital Invested (CROCI)(1,2) 47%  46%  44%  29%  28% ‐ 6 Year avg 19%  14%  (1%) 2012 2013 2014 2015 2016 2017 3Q2018 YTD Compounding Share Value by reinvesting cash flow at high rates of return (1) Cash Return on Capital Invested (CROCI) is defined as the ratio of Adjusted EBITDA to Gross Capital Invested (Total Assets Plus Accumulated Depreciation Less Non‐Interest Bearing Current Liabilities). (2) Please see Slide 22 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). 8

How We Generate Our Differential Returns Sustaining Free Cash Flow per Fleet 2 People and Culture Treat people right, empower employees, foster an  innovation based culture, significantly lower  turnover, common sense safety culture Technology Develop disruptive solutions that reduce our  customers’ cost per BOE, maximize fleet  efficiency, enhance logistics capabilities  Customers Long‐term sticky partnerships with like‐minded,  efficiency driven customers  ($MM) Relentless Focus on Efficiency Meticulously track 1,440 minutes per day, identify  areas for improvement, transparent collaboration  with customers • Highest Throughput 1 • Leading Adjusted EBITDA per Fleet • Best‐in‐Class Sustaining Free Cash  2 2 Best‐in‐Class Sustaining Free Cash Flow Drives  Flow per Fleet Superior Return on Capital • Superior Returns on Capital (1) Please see Slide 22 for a reconciliation of non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). (2) Sustaining free cash‐flow per fleet is defined as Adjusted EBITDA per fleet less projected capitalized maintenance per fleet. 9

The Economics of Frac Companies

- **High-efficiency** frac companies generate strong returns when prudently managed through the cycle
- **Throughput** is the key driver of differentiated economics
- Balance sheet **discipline** is paramount to managing the cycle
- Frac is a service business; **People** are the key asset
- Initial purchase cost of equipment is **~25% of total life-cycle cost** of maintaining the fleet
- Equipment designed for **efficiency** and **lowest total cost of ownership** is key to maximizing returns

The Effect of Efficiency
Illustrative Mid-Cycle Frac Rate of Return:

Frac Company Efficiency	Low	Mid	High
Revenue / Fleet / Year ($MM)	$ 60	$ 80	$ 100
EBITDA Margin (%)	12%	18%	22%
EBITDA / Fleet / Year ($MM)	7.0	14.5	22.0
Implied Asset Level IRR [(1)] (%)	1%	33%	62%

Illustrative 10 Year Full Life Cycle Costs For One Fleet


($MM)
$35 - $45
$25 - $35
$20 - $25
$60 - $70
$140 - $175
Initial Purchase
Capitalized Maintenance
Fluid Ends
Other Parts
Total
Fleet Capital
Expensed Maintenance (included in EBITDA)

(1) Based on initial purchase of $40MM ($1,000 / HHP) and capitalized maintenance of $3MM per year; 75% EBITDA credit in Year 1.

10

Liberty DNA: Technology Meets Execution

Technology Highlights	Impact
Liberty FracTrends™ Proprietary Database	• 50,000+ well database • Proprietary viewer and analysis tools
Fraconomics™	• Integrated engineering & "big data" approach to lower a customer's cost to produce a barrel of oil
Liberty Quiet Fleet®	• Liberty technology to enable customers to develop acreage in close proximity to populated areas
Technology Enhanced Proppant Logistics	• Real-time control over last mile sand logistics for optimized trucking fleet utilization
"Smart" Preventive Maintenance	• CAT-partnered real-time performance tracking and predictive maintenance management

11

Partnering to Lower the Cost of a Barrel

- **Fraconomics™ and Liberty FracTrends™**
  - **Integrated engineering & "big data" approach to lower a customer's cost to produce a barrel of oil**

- *Proprietary in-house software*
- *Calibrated Frac and Reservoir Modeling*
- *Physics-based Multi-Variate Analysis*
- *"Big Data" Statistics*
- *Industry leading simulation techniques*
- *Advanced geologic analysis team*
- *Economic analysis*

$/Barrel Completion Design Optimization


Proppant Mass, lb/ft
Stage length, ft
1 Yr. $/BOE
1 Yr. $/BO

Spacing Optimization & Geological Analysis



3D Frac Mapping and Reservoir Modeling


Well-6
Well-3
Well-2
Well-5
Well-1
Well-4

Source: Liberty Oilfield Services published SPE Papers #184848 and #187254-MS

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Relentless Focus on Operational Efficiency • We track all 1,440 minutes on every fleet,  Higher Throughput By Lowering Non‐Performing Time (NPT) every day Example Pad  Customer NPT • Meticulous downtime analysis to determine  Activity Breakdown Breakdown root‐cause and engineer technology driven  8% solutions 22% 59% 32% • 70% Collaborative and transparent partnership  9% with customers to reduce Non‐Performing  time Customer NPT Wellhead Operations • Maximize Throughput Liberty NPT 3rd Party Maintenance Pumping Waiting on Wireline • Decrease Maintenance Cost Predictive Maintenance Reduces Downtime Downtime Tracking Enables Solution Development 13

Liberty – The Employer of Choice Employee‐centered culture which attracts and retains high potential talent • Get the best talent and you win • Lower personnel turnover  • Zero layoffs during the           2014 ‐ 2016 downturn • Safety first ‐ incident rate less  than half of industry average  • Highly variable compensation  linked to safety, throughput,  profitability and return on  capital • Experienced, Incentivized  Crews = Higher Throughput = Partner of Choice Source: Company disclosure, OSHA 14

Liberty Purpose‐Built Fleet  ~ 1.2 Million HHP ~1.2 Million HHP Owned/Under Construction Expected in the Field by H1 2019 Liberty Purpose‐ Liberty Quiet  Liberty High  Liberty Pump Down  The Liberty Fleet Built Frac Fleets FleetTM Frac Fleets  Pressure Frac Fleets & Pump Services 11 fleets of 40,000  9 fleets of 40,000  4 fleets upsized to  24 fleets of 5,000  24 Frac Fleets all  HHP each HHP each 50,000 HHP each HHP each + 3 Misc.  with Pump Down  (16 Pumps/fleet) (16 Pumps/fleet) (20 Pumps/fleet)  Pumping Service  Support Fleets Support customers  in Delaware basin  (63 Pumps total)  and Eagle Ford Pump Down on  every frac fleet to  improve efficiency  440,000 HHP 360,000 HHP 200,000 HHP 158,000 HHP ~1.2 Million HHP 15

What Drives Financial Performance The                     Way • Superior technology, service and safety Utilization • Excess demand for Liberty ൈ • The Right People, “Libertized” Fleets, Minimize NPT Throughput • Partner with customers to accelerate throughput ൈ • Customers value premium well results Price • Customers recognize the Liberty difference െ • Partnerships with suppliers Cost of Service • Innovative technologies increase efficiency ൌ • Higher stages, revenue and EBITDA per Fleet Profitability • Superior returns on capital 16

Recent Financial Performance ($MM) Revenue Adjusted EBITDA1 $628  $149   $150  $600 $559  $495   $125 $117   $500 $449  $100   $400  $100 $92   $300  $75  $200  $50  $100  $25  $‐ Q4 Q1 Q2 Q3  $‐ 2017 2018 2018 2018 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Annualized Revenue / Average Active Fleet Annualized Adj. EBITDA1 / Average Active Fleet  $125 $118   $30 $28  $99  $101  $101   $100  $25 $20  $20  $21   $20  $75  $15  $50  $10  $25  $5  $‐ Q4 2017 Q1 2018 Q2 2018 Q3 2018  $‐ (1) Please see Slide 22 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). Q4 2017 Q1 2018 Q2 2018 Q3 2018 17

Conservative Balance Sheet and Ample Liquidity Q3 2018 Liquidity Summary ($MM) Q3 2018 Cash $87 • Q3 2018 Net Debt: $20MM Debt • Q3 2018 Liquidity: >$300MM ABL Facility (Drawn) $0 • Asset Backed Loan (ABL) ‐ $250M availability  Term Debt (net of Discount) 107 as of September 30, 2018 Total Debt $107 • Commitment to maintain a strong balance  Net Debt $20 sheet, low leverage, and ample liquidity Liquidity • Free cash flow in 2018 will be used to pay  Cash $87 dividends, buy‐back stock and strengthen  ABL Availability $250 balance sheet Total Liquidity $337 Leverage Ratio 1 Net Debt/LTM Adj EBITDA 0.04x (1) Please see Slide 22 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). 18

Market and Financial Update

- Strong fundamental demand for differentiated frac services through 2018
- Pricing was positive through mid year.
- Takeaway issues slowed completions growth in the second half of 2018, which created an oversupply of frac services due to HHP built in anticipation of the growing US completions count and therefore pricing softened
- Producers managing to pre-announced capital budgets curtailed some activity in Q4 which is expected to be completed in Q1 19
- Demand for differentiated frac services looks to be strong in 2019

	Previous Update	Revised Update
Revenue	Expect Q4 revenue would be down sequentially from Q3 in line with usual mid-single digit reduction due to holidays and customer budget management	Expect Q4 revenue will be down sequentially from Q3 more than usual seasonal reduction. Reduction is currently expected to be 10% or so, due to additional customer budget management in December.
Adjusted EBITDA	Q4 Adjusted EBITDA per fleet annualized run rate is expected to be down by approximately $3M per fleet due to sequential revenue reduction	Q4 Adjusted EBITDA per fleet annualized run rate is expected to be down by $5M-$6M per fleet, due to the additional sequential revenue reduction

19

Our Strategy – Maximize per Share Value 1 Disciplined Organic Growth 2 Reinvest Cashflow at High Rates of Return 3 Return Capital to Shareholders Investment  Highlights 4 Balance sheet strength – low leverage and ample liquidity 5 Highly competitive Tech Nerds ‐ unmatched rate of innovation Long‐term Partnerships with Customers, Suppliers and our  6 People 20

Appendix NYSE: LBRT www.LibertyFrac.com

Adjusted EBITDA Reconciliation 3 Months Ended  3 Months Ended  3 Months Ended  3 Months Ended  Year Ended 30‐Sep‐18 30‐Jun‐18 31‐Mar‐18 31‐Dec‐17 31‐Dec‐17 Net Income (loss)$                  66.4 $                  94.7 $                  54.0 $                  57.7 $        168.5 Deprecia�on & Amor�za�on 32.3 30.6 28.0 25.6 81.5 Interest Expense 3.6 3.5 6.5 5.3 12.6 Income Tax Expense 12.2 15.9 8.1 ‐ ‐ EBITDA1,2 $               114.6 $               144.7 $                  96.6 $                  88.7 $        262.6 Fleet start‐up costs 2.2 3.3 3.3 3.2             14.0 Asset acquisition costs ‐ ‐ ‐ (0.5)               2.5 (Gain) / loss on disposal of asse t 0.7 0.5 0.1 0.2               0.1 Advisory services fees ‐ ‐ 0.2 0.3               1.5 Adjusted EBITDA1,2 $               117.5 $               148.5 $               100.2 $                  91.8 $        280.7 (1) EBITDA and Adjusted EBITDA are financial measures not presented in accordance with GAAP. (2) Amounts above may not add up to total due to rounding 22

Calculation of Pre‐Tax Return on Capital Employed Calculation of Pre-Tax Return on Capital Employed Twelve Months Ended September 30, 2018 2018 2017 Net income1 $ 272,778 Add back: Income tax expense 36,238 Pre-tax net income $ 309,016 Sept. 30, Sept. 30, Capital Employed 2018 2017 Total debt, net of discount $ 107,084 $ 221,190 Redeemable common units - 41,764 Total equity 743,596 335,895 Total Capital Employed $ 850,680 $ 598,849 Average Capital Employed2 $ 724,765 Pre-Tax Return on Capital Employed3 43% (1) Net income attributable to Predecessor, controlling and noncontrolling interests. (2) Average Capital Employed is the simple average of Total Capital Employed as of September 30, 2018 and 2017. (3) Pre‐Tax Return on Capital Employed is the ration of Pre‐Tax Net Income for the twelve months ended September 30, 2018 to Average Capital Employed 23